Exhibit 99.1

Iconix Announces Conditional Notice of Redemption and Notice of Fundamental Change
Concerning its Outstanding 5.75% Convertible Notes

New York, July 16, 2021 – Iconix Brand Group, Inc. (Nasdaq: ICON) (“Iconix” or the “Company”) today announced it has caused to be delivered a notice of full conditional redemption (the “Notice”) to the trustee of its outstanding 5.75% convertible senior notes due 2023 (the “Notes”). The Notice calls for the redemption of the $125 million initial aggregate principal amount of the Notes on August 16, 2021, and is conditioned on the conversion or contribution to Company of the outstanding principal amount of Notes beneficially owned by Iconix Acquisition LLC (the “Conversion”) and the consummation of the Company’s previously announced merger (the “Merger”) with Iconix Merger Sub Inc. pursuant to that certain Agreement and Plan of Merger, dated June 11, 2021, among the Company, Iconix Acquisition LLC and Iconix Merger Sub Inc.

The redemption price for the Notes is 100% of the principal amount redeemed, which amount is equal to $1,000 per $1,000 principal amount, plus accrued and unpaid interest to the redemption date, in accordance with the provisions of that certain Indenture, dated February 22, 2018 (as amended, the “Indenture”), among the Company, the guarantors thereunder, and the Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, governing the Notes.

Additional information concerning the terms and conditions of the redemption are fully described in the Notice distributed to holders of the Notes. Beneficial holders with any questions about the redemption should contact their respective brokerage firm or financial institution.

The Company also today announced that it has notified the holders of the Notes that a Fundamental Change (as defined in the Indenture) is expected to occur upon the consummation of the Merger.

The currently anticipated date of the Fundamental Change is August 3, 2021, and the proposed Fundamental Change Repurchase Date (as defined in the Indenture) is September 16, 2021. Accordingly, the deadline by which holders of Notes may elect the repurchase option pursuant the Section 3.01 of the Indenture is expected to be 5:00 p.m., New York City time, on September 15, 2021.

The Fundamental Change Repurchase Price (as defined in the Indenture) is $1,000 for each $1,000 principal amount of Notes, plus accrued and unpaid interest up to the repurchase date. The Fundamental Change Make-Whole Amount (as defined in the Indenture) is not applicable.

There can be no assurance that the Conversion or the Merger will be completed as contemplated or at all.

This press release is for informational purposes only and is neither an offer to buy nor the solicitation of an offer to sell any securities.

About Iconix Brand Group, Inc.

Iconix Brand Group, Inc. owns, licenses and markets a portfolio of consumer brands including: CANDIE’S ®, BONGO ®, JOE BOXER ®, RAMPAGE ®, MUDD ®, MOSSIMO ®, LONDON FOG ®, OCEAN PACIFIC ®, DANSKIN ®, ROCAWEAR ®, CANNON ®, ROYAL VELVET ®, FIELDCREST ®, CHARISMA ®, STARTER ®, WAVERLY ®, ZOO YORK ®, UMBRO ®, LEE COOPER ®, ECKO UNLTD. ®, MARC ECKO ®, ARTFUL DODGER ®, and HYDRAULIC®. In addition, Iconix owns interests in the MATERIAL GIRL ®, ED HARDY ®, TRUTH OR DARE ®, MODERN AMUSEMENT ®, BUFFALO ® and PONY ® brands. The Company licenses its brands to a network of retailers and manufacturers. Through its in-house business development, merchandising, advertising and public relations departments, Iconix manages its brands to drive greater consumer awareness and brand loyalty.

Additional Information and Where to Find It

In connection with the proposed acquisition of the Company, Iconix Merger Sub Inc. has announced a tender offer for all of the outstanding shares of Iconix. This press release is not a substitute for the tender offer materials that Iconix Merger Sub Inc. has filed with the U.S. Securities and Exchange Commission (the “SEC”). The solicitation and the offer to buy shares of Iconix’s common stock will be made only pursuant to the offer to purchase and related materials that Iconix Merger Sub Inc. has filed with the SEC. Iconix Merger Sub Inc.’s Tender Offer Statement on Schedule TO (including the offer to purchase, related letter of transmittal and other offer documents) and the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials may be obtained free of charge by contacting the Company’s Investor Relations Department at (212) 730-0030 or investorrelations@iconixbrand.com. In addition, all of these materials (and all other tender offer documents filed with the SEC) are available at no charge from the SEC through its website at www.sec.gov. ICONIX’S STOCKHOLDERS ARE ADVISED TO READ THE TENDER OFFER MATERIALS AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED BY ICONIX MERGER SUB INC. OR ICONIX WITH THE SEC BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER. THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER, ICONIX MERGER SUB INC. AND ICONIX.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding the Merger including the expected timing of the closing of the Merger and considerations taken into account by our Board of Directors in approving the Merger. These forward-looking statements involve risks and uncertainties, many of which are outside management’s control. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: the risk that the conditions to the closing of the Merger are not satisfied, including the risk that a sufficient number of Iconix’s stockholders do not participate in the Merger; the risk that the merger agreement for the Merger may be terminated in circumstances that require Iconix to pay a termination fee of $1,824,000 and reimbursement of expenses of $10,000,000; potential litigation relating to the Merger; the failure to satisfy other conditions to completion of the Merger, including the receipt of all regulatory approvals related to the Merger (and any conditions, limitations or restrictions placed on these approvals); the failure of Iconix Merger Sub Inc. to consummate the necessary financing arrangements; risks that the tender offer and related transactions disrupt current plans and operations and the potential difficulties in employee retention as a result of the proposed transactions; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties; uncertainties as to the timing of the consummation of the Merger and the ability of each party to consummate the Merger; and the risks described in the filings that we make with the SEC from time to time, including the risks described under the headings “Risk Factors” and “Management Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K, which was filed with the SEC on March 31, 2021, and which should be read in conjunction with our financial results and forward-looking statements. Our filings with the SEC are available on the SEC filings section of the Investor Relations page of our website at http://iconixbrand.com. All forward-looking statements in this communication are based on information available to us as of the date of this communication, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. You should not place undue reliance on such forward-looking statements. All forward-looking statements are based on information available to management on the date of this communication, and we assume no obligation to, and expressly disclaim any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contacts

For Iconix

Media contact:
John T. McClain
Executive Vice President and Chief Financial Officer
Iconix Brand Group, Inc.
jmcclain@iconixbrand.com
212-730-0030